Annual Investor Conference - November 2007
November 6, 2007 November 6, 2007
Annual Investor Conference
Annual Investor Conference
Translating Business Performance
Translating Business Performance
into Shareholder Value
into Shareholder Value
Exhibit 99.1

November 2007
Forward-Looking Information
Please note that the following materials containing information regarding Capital One’s financial performance speak only as of the particular date or dates indicated in these materials. Capital One does not undertake any obligation to update or revise any of the information contained herein whether as a result of new information, future events or otherwise.
Certain statements in this presentation and other oral and written statements made by the Company from time to time, are forward-looking statements, including those that discuss strategies, goals, outlook or other non-historical matters; projections, revenues, income, returns, earnings per share or other financial measures for Capital One and/or discuss the assumptions that underlie these projects, including future financial and operating results, and the company’s plans, objectives, expectations and intentions. To the extent any such information is forward-
looking, it is intended to fit within the safe harbor for forward-looking information provided by the Private Securities Litigation Reform Act of
1995. Numerous factors could cause our actual results to differ materially from those described in forward-looking statements, including, among other things:  the risk that Capital One’s acquired businesses will not be integrated successfully; the risk that synergies from such acquisitions may not be fully realized or may take longer to realize than expected; disruption from the acquisitions making it more difficult to maintain relationships with customers, employees or suppliers; the risk that the benefits of the Company’s restructuring initiative, including cost savings, may not be fully realized; changes in the interest rate environment; continued intense competition from numerous providers of products and services which compete with our businesses; an increase or decrease in credit losses; general economic conditions in the mortgage industry; financial, legal, regulatory or accounting changes or actions; general economic conditions affecting consumer income, spending and repayments; changes in our aggregate accounts or consumer loan balances and the growth rate and composition thereof; the amount of deposit growth; changes in the reputation of the credit card industry and/or the company with respect to practices and products; our ability to access the capital markets at attractive rates and terms to fund our operations and future growth; losses associated with new products or services; the company’s ability to execute on its strategic and operational plans; any significant disruption in our operations or technology platform; our ability to effectively control our costs; the success of marketing efforts; our ability to recruit and retain experienced management personnel; changes in the labor market; and other factors listed from time to time in reports we file with the Securities and Exchange
Commission (the “SEC”), including, but not limited to, factors set forth under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2006, and our Quarterly Report on Form 10-Q for the quarters ended March 31, 2007, June 30, 2007, and
September 30, 2007.  You should carefully consider the factors discussed above in evaluating these forward-looking statements. All information in these slides is based on the consolidated results of Capital One Financial Corporation. A reconciliation of any non-GAAP financial measures included in this presentation can be found in the Company’s most recent Form 10-K concerning annual financial results, available on the
Company’s website at www.capitalone.com in Investor Relations under “About Capital One.”
Forward looking statements

Annual Investor Conference - November 2007

Translating business performance into shareholder
Translating business performance into shareholder
value
value
Performance
and Trajectory
Disciplined Financial
Management

Annual Investor Conference - November 2007

Our shareholder value proposition begins with
Our shareholder value proposition begins with
strong business franchises
strong business franchises
Sustainable
competitiveness
at the right scale
Attractive risk-adjusted
returns over the cycle
Strong Business Franchises

Annual Investor Conference - November 2007

Our businesses are positioned to generate strong
Our businesses are positioned to generate strong
risk-adjusted returns over the cycle
risk-adjusted returns over the cycle
Business
Segment
’05-’07
ROAC
Allocated
Capital
(% of loans)
Drivers of Future Returns
U.S. Card 8.5% 45% Sustaining strong risk-adjusted returns
Local Banking 5.8% 23% Completing integration and resuming growth
Auto 5.8% 15% Building operating scale and increasing dealer penetration
GFS 6.3% 17% Growing promising businesses
Note: ROACs based on 2005A, 2006A and estimated 2007; Local Banking is based on 2006A and estimated 2007

Annual Investor Conference - November 2007

We will deliver shareholder value through sound
We will deliver shareholder value through sound
corporate financial management
corporate financial management
Capital
Discipline
Balance Sheet
Strength
Operating
Efficiency

Annual Investor Conference - November 2007

40%
45%
50%
55%
2006 2007 Estimate 2008 Outlook
We will continue to drive efficiency improvements
We will continue to drive efficiency improvements
Capital One Operating Efficiency Ratio
1
Managed Basis
Mid-40s
1. Excludes restructuring charges and discontinued operations
$100-$200M
Y/Y OpEx
Reduction
47%

Annual Investor Conference - November 2007

Balance sheet strength yields benefits
Balance sheet strength yields benefits
Balance Sheet Strength Tangible Benefits
• Diverse funding sources
• Ample liquidity
• Relatively low market risk appetite
• Investment discipline
• Low cost and stable funding
• Continued growth through market
disruptions
• Margin resiliency to changes in the
rate environment
• Invest shareholder capital to achieve
best risk-adjusted return

Annual Investor Conference - November 2007

0.0x
1.0x
2.0x
3.0x
4.0x
5.0x
6.0x
7.0x
8.0x
Jan-07 Feb-07 Mar-07 Apr-07 May-07 Jun-07 Jul-07 Aug-07 Sep-07 Oct-07
The market recognizes our balance sheet strength
The market recognizes our balance sheet strength
and diversification
and diversification
1. Source: Credit Suisse
COF
Top Tier Banks¹
Change In Credit Default Swap Spread
Indexed to January 1, 2007

Annual Investor Conference - November 2007

0%
1%
2%
3%
4%
5%
6%
7%
Jan-07 Feb-07 Mar-07 Apr-07 May-07 Jun-07 Jul-07 Aug-07 Sep-07 Oct-07
We maintained access to low cost capital markets
We maintained access to low cost capital markets
funding through recent market turmoil
funding through recent market turmoil
1. Indicative, all-in funding costs are normalized to a 2-year, highly-rated (AAA Card, Prime Auto), fixed rate transaction
Auto ABS
Card ABS
Indicative All-In Funding Costs
1
Card ABS Issuance:
• AAA = $3.6B
• A = $1.0B
• BBB = $550M
Auto ABS Issuance:
• Prime = $1.25B
• Non-prime = $3.5B
Card ABS Issuance:
• AAA = $3.25B
• A = $150M
• BBB = $475M
Auto ABS Issuance:
• Prime = $500M
• Non-prime = $750M

Annual Investor Conference - November 2007

Excess capital is generated as returns exceed
Excess capital is generated as returns exceed
growth
growth
Capital One ROTE and Asset Growth Rate
0%
10%
20%
30%
40%
50%
60%
1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007
YTD
ROTE²
1. Calculated as Y/Y change in managed assets – in-period acquired assets
2. Excludes restructuring charges and discontinued operations
Managed Asset Growth¹
(adjusted for acquisitions)

Annual Investor Conference - November 2007

0%
1%
2%
3%
4%
5%
6%
7%
8%
9%
10%
2002-04 2005 2006 2007E
TCE Target
($0.5)
$0.0
$0.5
$1.0
$1.5
$2.0
$2.5
$3.0
2002 2003 2004 2005 2006 2007E
Excess Capital Generation
1
The capital generative power of our portfolio is
The capital generative power of our portfolio is
enhanced by reduced capital need
enhanced by reduced capital need
1. Calculated as (Total NIAT - NIAT from in-period acquisitions + amortization of intangibles from prior period acquisitions) –
Low end of TCE Target Range * (Change in Tangible Assets – in-period acquired assets)
2. Excludes restructuring changes and discontinued operations
5.5 - 6.0%
% of NIAT:
(~45%) ~80% ~10% ~50% ~90%
~80%2
7.0-7.5
Target

Annual Investor Conference - November 2007

We create value through disciplined capital
We create value through disciplined capital
allocation
allocation
Capital Allocation Priorities
Invest when and where conditions yield
above-hurdle returns
Provide steady income stream
Maintain capital efficiency
Share repurchases set
risk-adjusted return benchmark
Organic Growth
Dividends
Share Repurchases
Other Investments

Annual Investor Conference - November 2007

Performance
and Trajectory
Disciplined Financial
Management
Translating business performance into shareholder
Translating business performance into shareholder
value
value

Annual Investor Conference - November 2007

Even with cyclical credit headwinds, we will begin
Even with cyclical credit headwinds, we will begin
to demonstrate our longer-term trajectory in 2008
to demonstrate our longer-term trajectory in 2008
Commentary
Loan/Deposit
Growth
Cautious approach to environment and
focus on bank integration
Revenue
Growth
Positive yield trends in U.S. Card
Cost
Management
Capital
Management
~25% of 2008 NIAT paid as dividend;
balance of excess capital used for repurchases
Credit
Expectations
Reflects current conditions and outlook
2008 Outlook
Low to mid
single digits
In-line with or slightly
higher than asset growth
Mid-40s efficiency ratio
Manage within 5.5-6.0%
TCE target
Charge-off range of
$4.9B to mid $5Bs
$100-$200M Y/Y OpEx reduction

Annual Investor Conference - November 2007

2008 provision expense will be impacted by 2008
2008 provision expense will be impacted by 2008
charge-offs and our 2009 outlook
charge-offs and our 2009 outlook
• Current delinquency trends
• Delinquency flow rates
• Our view of the economy
Our current view of 2008
charge-offs is based on
2008 Charge-offs
Allowance changes will be
driven by multiple factors
Allowance Build/Release
during 2008
• 2008 loan growth (reported)
• 2009 projected charge-offs
• Funding mix
2008 Provision Expense
+

Allowance Build/Release ($MM)
Delinquencies as a Percent of Loans
Release
Build

Δ

Annual Investor Conference - November 2007

-$200
-$150
-$100
-$50
$0
$50
$100
$150
$200
0%
1%
2%
3%
4%
5%
Our allowance balances largely move with our
Our allowance balances largely move with our
credit outlook and changes in loans
credit outlook and changes in loans
U.S. Card Delinquency and Allowance Trends
30+ Delinquency Rate
(managed)
Q3 2007 Q1 2006 Q2 2006 Q3 2006 Q4 2006 Q1 2007 Q2 2007
in Managed
Loans ($B):
($2.4) $2.5 $1.6 $2.4 ($3.9) ($.4) $.3

Annual Investor Conference - November 2007

Capital management actions will help mute the
Capital management actions will help mute the
impact of cyclical credit headwinds in 2008
impact of cyclical credit headwinds in 2008
Current Operating
1
Outlook for 2008
At Constant P/E
0%
1. Excludes restructuring charges and discontinued operations
Operating
Leverage
Repurchase
Impact
EPS
Growth
Dividend
Yield
Implied Total
Return
Profit
Growth
Provision
Impact
Revenue
Growth
Low to mid
single digits

Annual Investor Conference - November 2007

Revenue
Growth
Operating
Leverage
Provision
Impact
Profit Growth Repurchase
Impact
EPS Growth Dividend
Yield
Implied Total
Return
Strong business performance and capital discipline
Strong business performance and capital discipline
will drive returns over the cycle
will drive returns over the cycle
At Constant P/E
0%
Mid
single digits In-line
w/ loan
growth
Mid to
high teens

Annual Investor Conference - November 2007

We will translate financial performance into
We will translate financial performance into
shareholder value
shareholder value
•
In 2008 we will demonstrate the fundamental strength of our
businesses, despite cyclical credit headwinds
-
Sustain high returns on tangible capital
-
Manage capital to support shareholder value
•
Over the cycle we will deliver attractive total shareholder returns

Annual Investor Conference - November 2007

November 6, 2007 November 6, 2007
Annual Investor Conference
Annual Investor Conference
Translating Business Performance
Translating Business Performance
into Shareholder Value
into Shareholder Value

Annual Investor Conference - November 2007 1 November 6, 2007 November 6, 2007 Appendix Appendix * * * * * * *

Annual Investor Conference - November 2007
2
The U.S. Card business has produced strong profit
The U.S. Card business has produced strong profit
growth and capital generation
growth and capital generation
43.0%
44.0%
35.0%
31.0%
35.0%
37.0%
41.0%
43.0%
49.0%
0%
10%
20%
30%
40%
50%
60%
1999 2000 2001 2002 2003 2004 2005 2006 2007
YTD
COF U.S. Card Capital Generation
COF U.S. Card
Return on Allocated Capital
1
$M
1. Return on Allocated Capital is calculated based on a ~8.5% capital rate; Allocated capital reflects estimated through-the-cycle rates and not the specific capital allocated in any particular year
Note: YTD is through Q3
$2,173
$1,384
$1,434
$1,213
$883
$194
$116
($47)
$345
($500)
$0
$500
$1,000
$1,500
$2,000
$2,500
1999 2000 2001 2002 2003 2004 2005 2006 2007
YTD

Annual Investor Conference - November 2007
3
While historically positive, the returns are not where
While historically positive, the returns are not where
they need to be in Auto Finance
they need to be in Auto Finance
COF Auto Return on Allocated Capital
1
22%
30%
16%
20%
8%
0%
5%
10%
15%
20%
25%
30%
35%
2003 2004 2005 2006 2007 YTD
• Credit risk management
actions
– Tighten credit
– Exit/slow down segments
– Increase resiliency
• Deep dealer relationships
• Increased operating
leverage
• Over time, improved credit
environment
Upside Opportunities
1. Return on Allocated Capital is calculated based on a ~5.8% capital rate; Allocated capital reflects estimated through-the-cycle rates and not the specific capital allocated in any particular year
Note: YTD is through Q3

Annual Investor Conference - November 2007
4
Overall, the GFS portfolio continues to deliver
Overall, the GFS portfolio continues to deliver
shareholder value
shareholder value
$65
$213
$186
$274
$276
$0
$50
$100
$150
$200
$250
$300
2003 2004 2005 2006 2007 YTD
15.5%
17.3%
21.0%
0%
5%
10%
15%
20%
25%
2005 2006 2007 YTD
COF GFS NIAT
COF GFS Return on Allocated Capital
1
Q3 YTD
1. Return on Allocated Capital is calculated based on a ~6.3% capital rate; Allocated capital reflects estimated through-the-cycle rates and not the specific capital allocated in any particular year
Notes: YTD is through Q3; Exchange Rate is reflective of actual rate in each year